Exhibit 99.2

Q2 EARNINGS PRESENTATION AUGUST 6, 2026

6 February 2023 PAGE 2 Forward -Looking Statements Please note that in this presentation we may use words such as “appears,” “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this presentation, include, but are not limited to, risks and uncertainties related to the Company’s review of strategic alternatives, including the timing and outcome of the review, whether and when the Company provides further updates, and the potential impact of the review on the Company’s business and operations, as well as those risks and uncertainties more fully described from time to time in the Company's public reports filed with the Securities and Exchange Commission, including under the section titled “Risk Factors” in the Company's Annual Report on Form 10- K, and/or Quarterly Reports on Form 10-Q, as well as in the Company’s Current Reports on Form 8-K. All forward-looking statements included in this presentation are based upon information available to the Company as of the date of this presentation and speak only as of the date hereof. We assume no obligation to update any forward- looking statements to reflect events or circumstances after the date of this presentation. Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). This presentation contains the non-GAAP measures: (i) adjusted gross margin and adjusted gross profit, (ii) adjusted net income (loss) and related earnings (loss) per diluted share, (iii) earnings before interest, taxes, other income or expense, depreciation and amortization (“EBITDA”), EBITDA margin, adjusted EBITDA, and adjusted EBITDA margin, and (iv) free cash flow (defined as net cash provided by operating activities less capital expenditures). The Company believes that the presentation of certain non-GAAP measures, i.e.: (i) adjusted gross margin and adjusted gross profit, (ii) adjusted net income (loss) and related earnings (loss) per diluted share, (iii) EBITDA, EBITDA margin, adjusted EBITDA and adjusted EBITDA margin, and (iv) free cash flow, provide useful information for the understanding of its ongoing operations and enables investors to focus on period-over-period operating performance, and thereby enhances the user's overall understanding of the Company's current financial performance relative to past performance and provides, along with the nearest GAAP measures, a baseline for modeling future earnings expectations. Non-GAAP measures are reconciled to comparable GAAP financial measures within this presentation. We do not provide a reconciliation of the non-GAAP guidance measures adjusted EBITDA and/or adjusted EBITDA margin for the fiscal year 2026 to net income for the fiscal year 2026, the most comparable GAAP financial measure, due to the inherent difficulty of forecasting certain types of expenses and gains, without unreasonable effort, which affect net income but not adjusted EBITDA and/or adjusted EBITDA margin. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company's reported GAAP results. Additionally, the Company notes that there can be no assurance that the above referenced non-GAAP financial measures are comparable to similarly titled financial measures used by other publicly traded companies. Market and Industry Data The market and industry data used throughout this presentation was obtained from various sources, including the Company’s own research and estimates, surveys or studies conducted by third parties and industry or general publications and forecasts. Industry publications, surveys and forecasts generally state that they have obtained information from sources believed to be reliable, but there can be no assurance as to the accuracy and completeness of such information. While the Company believes that each of these surveys, studies, publications and forecasts is reliable, it has not independently verified such data and the Company is not making any representation as to the accuracy of such information. Similarly, the Company believes its internal research and estimates are reliable but it has not been verified by any independent sources. In addition, while the Company believes that the industry and market information included herein is generally reliable, such information is inherently imprecise. While the Company is not aware of any misstatements regarding the industry and market data presented herein, its estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed under the heading “Forward-Looking Statements” above. DISCLAIMER

Warren Kanders EXECUTIVE CHAIRMAN Clarus TODAY’S PRESENTERS Mike Yates CFO Clarus Neil Fiske PRESIDENT Black Diamond Equipment

6 February 2023 PAGE 4 STRATEGIC PRIORITIES: Q2 HIGHLIGHTS Positioned for long -term sustainable growth Strategic roadmap continues to guide execution Black Diamond objective : Simplify and focus on the core Improving profitability driven by cleaner inventory, less discounting, and shift toward full -price premium model Adventure objective: Focus on the basics Taking decisive actions on the cost side, while rebasing product initiatives to drive newness and growth Strong balance sheet/prudent capital allocation Debt-free with $28.9M of cash on the balance sheet at 6/30; repurchased 153.3K shares during Q2 for ~$0.4M, or $2.92 per share

Commitment to operational and organizational progress despite challenging macro backdrop $56.2 m $16.4m $39.8m 48.9% 1 $7.6m Revenue + 1.6% Y/Y Adventure Revenue - 11.9% Y/Y Outdoor Revenue + 8.5% Y/Y Gross Margin + 1330 BPS Y/Y Adj. EBITDA + $12.1m Y/Y SECOND QUARTER RESULTS AT A GLANCE Adventure Adj. EBITDA: $0.5m Outdoor Adj. EBITDA: $9.0m 1 Includes a benefit of approximately 1,090 basis points from the recovery of IEEPA tariffs.

6 February 2023 PAGE 6 OUTDOOR - STRATEGIC PRIORITIES AND HIGHLIGHTS • Revenue, margin, and EBITDA all ahead of prior year • Big three business unit (Mountain, Climb and Apparel) sales up ~10% y/y and now account for 95% of total sales • Full price Apparel sales increased 23% y/y • Excluding tariff refund, gross margins lifted 160 bps to 36.6% • Continued progress enhancing quality of inventory, focusing on most profitable categories, and less discounting • Core of business is healthy and growing, reflected in increased inventory position • EU wholesale up 25.3% in dollars and 16.7% in constant currency • Strong 2H26 expected as product and brand message continues to resonate with consumer BUILDING BLOCKS IN FOCUS MANAGEMENT COMMENTARY SIMPLIFICATION EXECUTION PRODUCT LEADERSHIP FEWER, BIGGER, BETTER

ADVENTURE - STRATEGIC PRIORITIES AND HIGHLIGHTS

CLARUS ADVENTURE

BUILDING BLOCKS IN FOCUS

FOCUS ON BASICS

RATIONALIZED NPD PIPELINE

IMPROVED CUSTOMER SEGMENTATION

MANAGEMENT COMMENTARY

- Challenging macro environment in both Australia and North America drove weaker Q2 sales
- Focus on driving margin expansion, maintaining cost discipline, and improving operational efficiency
- Gross margin hit 41.5% in Q2 — up 420 bps y/y
- Delivered double-digit growth in France, Germany, U.K. and Japan
- RockyMounts showing increased traction in both Australian market and Americas
- Acquired ONWRD Supply Co., enhancing portfolio mix with complementary, high margin in-vehicle accessories
- Focused on maintaining gross margin improvement realized in Q2 despite moderate sales expectations for 2H26

PAGE 7

6 February 2023 PAGE 8 NET SALES Q2 2026 FINANCIAL RESULTS Q2 2026 GROSS MARGIN ADJ. EBITDA ADJ. EBITDA MARGIN 13.6% $7.6M 48.9% $56.2M Q2 2025 (8.0)% ($4.4M) 35.6% $55.2M Q2 2026 gross margin, Adj. EBITDA, and Adj. EBITDA margin include a benefit of $6.1M from the recovery of IEEPA tariffs at the Outdoor segment

6 February 2023 PAGE 9 NET SALES FULL YEAR GUIDANCE ADJ. CORPORATE COSTS ADJ. EBITDA 1 MID-POINT ADJ. EBITDA % CAPEX FREE CASH FLOWS $245M - $255M $6M - $7M $12M - $13M 5.0% $8M $6M 2026 1 The revised adjusted EBITDA guidance includes $6.1M of IEEPA tariff refund at the Outdoor segment and $2.0M of legal expenses that will not be incurred in 2H2026 since the CPSC/DoJ legal matter has been resolved Q3 2026 guidance: Net sales between $66 -$68 million; Adj. EBITDA of $3M

APPENDIX

6 February 2023 PAGE 11 BALANCE SHEET

6 February 2023 PAGE 12 INCOME STATEMENT (Q2)

6 February 2023 PAGE 13 INCOME STATEMENT (YTD)

6 February 2023 PAGE 14 NON-GAAP RECONCILIATION

6 February 2023 PAGE 15 NON-GAAP RECONCILIATION (Q2)

6 February 2023 PAGE 16 NON-GAAP RECONCILIATION (YTD)

6 February 2023 PAGE 17 NON-GAAP RECONCILIATION (Q2)

6 February 2023 PAGE 18 NON-GAAP RECONCILIATION (YTD)